UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 11, 2016

Ashford Hospitality Prime, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35972	46-2488594

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254

(Address of Principal Executive Offices) (Zip Code)

(972) 490-9600

(Registrant’s telephone number, including area code)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 – Other Events.
On March 11, 2016, Ashford Hospitality Prime, Inc. (the “Company”) issued a press release announcing that the Company filed a petition in the District Court of Dallas County, Texas against Sessa Capital and its proposed nominees John E. Petry, Philip B. Livingston, Lawrence A. Cunningham, Daniel B. Silvers and Chris D. Wheeler.  A copy of this press release is attached hereto as Exhibit 99.1.
Item 9.01 – Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press release, dated March 11, 2016

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY PRIME, INC.

Date: March 11, 2016	By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 11, 2016